Fourth Quarter and Full Year 2018 February 26, 2019 Please remember this information is confidential.

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc.’s (the “Company’s”) current expectations and guidance for the full year 2019. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward- looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein, for additional information regarding factors that may cause actual results to materially differ. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Non-GAAP Financial Measures In addition to reporting results in accordance with United States generally accepted accounting principles (GAAP), we also refer to adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, revenue excluding the impact of Webdam, revenue growth excluding the impact of Webdam on a constant currency basis, adjusted EBITDA margin and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, interest income and expense, income taxes, depreciation, amortization, disposals of property and equipment, impairment of a long-term investment asset, non-cash equity-based compensation and the gain on the Sale of Webdam; adjusted net income as net income excluding the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets, expenses related to long-term incentives and contingent consideration related to acquisitions, the gain on Sale of Webdam, the impairment of a long-term investment asset, the estimated tax impact of such adjustments, and the impact of one-time tax expense due to the TCJA; revenue growth on a constant currency basis as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods in the comparison; revenue excluding the impact of Webdam as total Company revenue for each period presented, less the amount of revenue generated by the Webdam business during that period; revenue growth excluding the impact of Webdam on a constant currency basis as total Company revenue for each period presented, less the amount of revenue generated by the Webdam business during that period utilizing fixed exchange rates for translating foreign currency revenues for both periods; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; and free cash flow as cash provided by operating activities, adjusted for capital expenditures and content acquisition. These figures have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. We believe that adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam, revenue growth on a constant currency basis, revenue excluding the impact of Webdam on a constant currency basis, adjusted EBITDA margin and free cash flow are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that adjusted EBITDA and adjusted net income provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance; with respect to revenue growth on a constant currency basis, this provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s business; and with respect to revenue excluding the impact of Webdam and revenue growth excluding the impact of Webdam on a constant currency basis, provide useful information to investors by eliminating the impact of a historical revenue source that is not part of our current business. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations and provides them with the same measures that we use as the basis for making resource allocation decisions. We also use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam, revenue growth on a constant currency basis, revenue growth excluding the impact of Webdam on a constant currency basis, adjusted EBITDA margin and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Please refer to the reconciliation of the differences between adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, is presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section of our website. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance, as the impact of net non-operating foreign currency exchange gains or losses which are excluded from adjusted EBITDA is inherently uncertain and difficult to estimate and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 3

Full Year 2018 Financial Highlights Compared to full year 2017: • Revenue increased 11.9% to $623.3 million driven by positive year-over-year growth in both our e- commerce and enterprise channels and an increase in paid download activity. ◦ Excluding the impact from Webdam, revenue growth was approximately 14.7% for 2018 compared to 2017. ◦ Revenue growth on a constant currency basis was approximately 10.7%. ◦ Revenue growth excluding the impact from Webdam on a constant currency basis was approximately 13.5% for 2018 compared to 2017. • Income from operations increased 23.2% to $32.5 million. • Net income increased 227% to $54.7 million. • Adjusted net income during the year increased 36% to $55.7 million. • Adjusted EBITDA increased 19.4% to $105.1 million. • Cash generated from operating activities of $102.2 million. • Generated $63.5 million of free cash flow. 4

Fourth Quarter 2018 Financial Highlights Compared to Fourth Quarter 2017: • Revenue increased 6.7% to $162.1 million. ◦ Excluding the impact from Webdam, revenue growth was approximately 10.1% for 2018 compared to 2017. ◦ Revenue growth on a constant currency basis was approximately 7.9%. ◦ Revenue growth excluding the impact from Webdam on a constant currency basis was approximately 11.3% for 2018 compared to 2017. • Income from operations increased 117.5% to $15.6 million. • Net income increased 625% to $14.9 million. • Adjusted net income increased 97% to $20.9 million. • Adjusted EBITDA increased 45.6% to $33.9 million. • Cash generated from operating activities of $33.7 million. • Free cash flow was $27.3 million in 2018 compared to $18.7 million in 2017. 5

Fourth Quarter 2018 Operating Highlights Compared to Fourth Quarter 2017: • Paid downloads of 46.8 million, up 6.6%. • Image library expanded to approximately 241.7 million images, up 42%. • Video library expanded to approximately 13.1 million video clips, up 44%. • More than 650,000 contributors made their images, video clips and music tracks available on Shutterstock’s platform. • Nearly 1.9 million customers contributed to revenue over past 12 months, an increase of 3.5% from 2017. 6

Liquidity and Capital Allocation • Cash and cash equivalents of $230.9 million as of December 31, 2018, compared to $253.4 million as of December 31, 2017. • In the year ended December 31, 2018: ◦ Cash generated by operations of $102.2 million. ◦ Net proceeds from the Sale of Webdam(1) of $41.8 million. ◦ Net cash taxes paid of $0.6 million, compared to $5.0 million paid in 2017. ◦ Paid a special non-recurring cash dividend of $104.9 million in August 2018. ◦ Free cash flow of $63.5 million in 2018, an increase of 27% from 2017. (1) On February 26, 2018, the Company completed a sale transaction, pursuant to which the buyer in the transaction acquired certain assets and assumed certain contracts and liabilities which constituted the Company’s digital asset management business (the “Sale of Webdam”). 7

Consolidated Annual Financial Results ($ in millions) Year Ended December 31, % Change 2018 2017 Fav / (Unfav) Total Revenues (1) $ 623.3 $ 557.1 11.9 % Operating Expenses (590.8) (530.8) (11.3)% Gain on Sale of Webdam 38.6 — NM Other income / (expense) (5.0) 3.7 NM Provision for Income Taxes (11.4) (13.4) 14.9 % Net Income $ 54.7 $ 16.7 227.5 % Plus: Depreciation & Amortization 45.7 35.5 (28.7)% Plus: Equity-Based Compensation 23.9 25.0 4.4 % Plus: Other Adjustments (2) 8.1 (2.5) NM Plus: Provision for Income Taxes 11.4 13.4 14.9 % Less: Gain on Sale of Webdam (38.6) — NM Adjusted EBITDA $ 105.1 $ 88.0 19.4 % Adjusted EBITDA Margin 16.9% 15.8% (1) Effective January 1, 2018 we adopted new revenue recognition accounting guidance using a modified retrospective approach. Historical revenue totals reflect those previously reported and have not been restated. (2) Other adjustments include foreign currency translation gains and losses, interest income, charges related to the impairment of a long-term investment asset and expenses related to long-term incentives and contingent consideration related to acquisitions. Note: Totals may not sum exactly due to rounding. NM = Not Meaningful 8

Consolidated Quarterly Financial Results ($ in millions) Three Months Ended December 31, % Change 2018 2017 Fav / (Unfav) Total Revenues (1) $ 162.1 $ 151.8 6.7 % Operating Expenses (146.4) (144.6) (1.2)% Other income / (expense) 1.0 1.6 NM Provision for Income Taxes (1.8) (6.8) 73.5 % Net Income $ 14.9 $ 2.1 625.3 % Plus: Depreciation & Amortization 11.7 10.5 (11.4)% Plus: Equity-Based Compensation 5.9 4.8 (22.9)% Plus: Other Adjustments (2) (0.3) (0.9) NM Plus: Provision for Income Taxes 1.8 6.8 73.5 % Adjusted EBITDA $ 33.9 $ 23.3 45.5 % Adjusted EBITDA Margin 20.9% 15.3% (1) Effective January 1, 2018 we adopted new revenue recognition accounting guidance using a modified retrospective approach. Historical revenue totals reflect those previously reported and have not been restated. (2) Other adjustments include foreign currency translation gains and losses, interest income and expenses related to long-term incentives and contingent consideration related to acquisitions. Note: Totals may not sum exactly due to rounding. 9

Historical Revenue Detail by Sales Channel ($ in millions) 2018 2017(1) Q1 Q2 Q3 Q4 Annual Q1 Q2 Q3 Q4 Annual E-commerce $ 89.7 $ 91.7 $ 88.7 $ 95.6 $ 365.7 $ 80.6 $ 82.2 $ 81.8 $ 87.8 $ 332.4 Enterprise 60.6 64.9 62.9 66.5 254.9 46.2 48.1 55.1 59.3 208.7 Other (2) 2.7 — — — 2.7 3.5 3.7 4.2 4.7 16.1 Total Revenue $ 153.0 $ 156.6 $ 151.6 $ 162.1 $ 623.3 $ 130.2 $ 134.0 $ 141.1 $ 151.8 $ 557.1 Less: Webdam Revenue (2.7) — — — (2.7) (3.5) (3.7) (4.2) (4.7) (16.1) Revenue excluding impact of Webdam $ 150.3 $ 156.6 $ 151.6 $ 162.1 $ 620.6 $ 126.7 $ 130.3 $ 136.9 $ 147.1 $ 541.0 (1) Effective January 1, 2018 we adopted new revenue recognition accounting guidance using a modified retrospective approach. Historical revenue totals reflect those previously reported and have not been restated. Historical presentation of the allocation of revenue by sales channel for periods prior to January 1, 2018 has been adjusted to conform to current presentation. (2) On February 26, 2018, the Company completed the Sale of Webdam. 2018 amounts include revenue earned during the period from January 1, 2018 through February 26, 2018. Note: Totals may not sum exactly due to rounding. 10

Historical Deferred Revenue ($ in millions) 12/31/2018 09/30/2018 06/30/2018 03/31/2018 12/31/2017 Reported Deferred Revenue(a) $ 139.6 $ 141.4 $ 139.9 $ 139.5 $ 157.8 Webdam Deferred Revenue(b) $ (10.2) Impact of Adoption of ASC 606 (Revenue Recognition)(c) $ (9.9) $ 137.7 (a) Represents deferred revenue reported by the Company as of the periods presented. (b) Represents Webdam deferred revenue. The Sale of Webdam took place on February 26, 2018. (c) Represents reduction to deferred revenue as part of the cumulative-effect adjustment made in connection with the adoption of the new revenue recognition guidance included in ASC 606 on January 1, 2018. 11

Free Cash Flow ($ in millions) Three Months Ended Year Ended December 31, December 31, 2018 2017 2018 2017 Net Cash From Operations $ 33.7 $ 36.5 $ 102.2 $ 108.0 Less: Capital Expenditures (5.3) (17.4) (34.9) (55.1) Less: Content Acquisitions (1.0) (0.4) (3.8) (3.0) Free Cash Flow $ 27.3 $ 18.7 $ 63.5 $ 50.0 Note: Totals may not sum exactly due to rounding. 12

Adjusted Net Income (in millions, except per share data) Three Months Ended Year Ended December 31, December 31, 2018 2017 2018 2017 Net Income $ 14.9 $ 2.1 $ 54.7 $ 16.7 Add: Non-Cash Equity-Based Comp 5.9 4.8 23.9 25.0 Add: Acquisition-Related Amortization 0.9 0.8 3.8 4.8 Add: Acquisition-Related Long-Term Incentives and Contingent Consideration 0.7 0.7 3.1 1.3 Less: Gain on Sale of Webdam — — (38.6) — Add: Impairment of Long-Term Investment Asset — — 5.9 — Add: Tax Effect of Adjustments (1.5) (2.4) 2.9 (11.4) Add: One-time effect of the Tax Cuts and Jobs Act — 4.5 — 4.5 Adjusted Net Income $ 20.9 $ 10.6 $ 55.7 $ 40.8 Diluted Shares Outstanding 35.4 35.1 35.4 35.3 Adjusted Net Income per Diluted Share $ 0.59 $ 0.30 $ 1.57 $ 1.16 Note: Totals may not sum exactly due to rounding. 13

2019 Guidance The Company's current expectations for the full year 2019, are as follows: 2019 Guidance Revenue $685 - $695 million YOY Growth vs. 2018 10% - 12% Adjusted EBITDA $118 - $123 million YOY Growth vs. 2018 12% - 17% Income from Operations $37 - $47 million Non-Cash Equity Based Comp. $25 million Capital Expenditures $37 million Effective Tax Rate Low to mid 20’s% 14

Please remember this information is confidential. © 2019 Shutterstock, Inc. All rights reserved.